SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  _____________

                                   Form 8-K/A
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                        Date of report: December 8, 2003
                        (Date of earliest event reported)

                        Commission file number 000-26213

                             Arc Communications Inc.
             (Exact Name of Registrant as specified in its charter)

             New Jersey                                        22-3201557
     (State of Incorporation)                           (IRS Identification No.)

                              788 Shrewsbury Avenue
                         Tinton Falls, New Jersey 07724
                                  732/219-1766
         (Registrant's Address, including ZIP Code and telephone number)

Explanatory Note

     The undersigned registrant hereby amends its Current Report on Form 8-K filed on December 23, 2003 to provide the financial statements required by Item 7(b) of Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits:

        (b)  Pro Forma Financial Statements of the Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Arc Communications Inc.
                                       -----------------------
                                       (Registrant)


                                       By: /s/ Peter Bordes
                                           ----------------------------
                                           Peter Bordes
                                           Chairman and
                                           Chief Executive Officer

Date: February 23, 2004

                            Arc Communications, Inc.
                             Pro Forma Balance Sheet
                               September 30, 2003


                                                                                                           Pro Forma
                                                                                 Arc         RoomLinx     Adjustments    Pro Forma
                                                                              ----------    ------------   ----------   -----------
                                          ASSETS

CURRENT ASSETS
    Cash and Cash Equivalents                                               $    30,000                                     30,000

    Accounts Receivable- net                                                    235,000         255,000                    490,000
    Inventory                                                                                    48,000                     48,000
    Prepaid Expenses                                                                             18,000                     18,000
    Other Receivables                                                             2,000                                      2,000
    Due from sale of continuing professional segment                            100,000                                    100,000
                                                                                                                                 0
                                                                              ----------    ------------   ----------   -----------
       Total Current Assets                                                     367,000         321,000            -       688,000
                                                                              ----------    ------------   ----------   -----------

PROPERTY AND EQUIPMENT-NET                                                       98,000         291,000                    389,000

OTHER ASSETS

    Security Deposits                                                            16,000                                     16,000
                                                                              ----------    ------------   ----------   -----------

       Total Other Assets                                                       114,000         291,000            0       405,000
                                                                              ----------    ------------   ----------   -----------

TOTAL ASSETS                                                                $   481,000   $     612,000            -     1,093,000
                                                                              ==========    ============   ==========   ===========


                 LIABILITIES AND STOCKHOLDERS EQUITY (CAPITAL DEFICIENCY)

CURRENT LIABILITIES
    Line of Credit                                                          $   126,000                                    126,000
    Accounts Payable and Accrued Expenses                                       287,000         547,000                    834,000
    Deferred revenue                                                                             44,000                     44,000
    Due to related parties                                                       71,000         110,000     (182,000) 1     (1,000)
    Current portion of obligations under capital lease                                          217,000                    217,000
    Loans payable                                                                                70,000                     70,000
                                                                              ----------    ------------   ----------   -----------
       Total Current Liabilities                                                484,000         988,000     (182,000)    1,290,000
                                                                              ----------    ------------                -----------
       Convertible debentures, net of current portion                                           360,000     (360,000) 1
                                                                              ----------    ------------   ----------   -----------
Total Current Liabilities                                                       484,000       1,348,000     (542,000)    1,290,000
                                                                              ----------    ------------   ----------   -----------


    Preferred Stock, Stated Value $.20; 5,000,000 Shares Authorized;
       Issued and Outstanding 720,000 Shares

                                                                                144,000                                    144,000
    Common Stock, $.001 Par Value, Authorized 45,000,000 shares
       (250,000,000 pro forma, issued and outstanding

       14, 984,459 shares; pro forma 59,937,836 shares                           15,000          15,000       30,000  2     60,000

    Additional Paid in Capital                                                1,428,000       4,516,000      542,000  1  4,866,000
-
                                                                                                             (30,000) 2
                                                                                                           (1,590,000)3

    Accumulated Deficit                                                       (1,590,000)    (5,267,000)   1,590,000  3 (5,267,000)
                                                                              ----------    ------------   ----------   -----------
EQUITY (CAPITAL DEFICIENCY)                                                      (3,000)       (736,000)     542,000      (197,000)
                                                                              ----------    ------------   ----------   -----------

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY                                   $   481,000         612,000            -     1,093,000
                                                                              ==========    ============   ==========   ===========

                             Arc Communications, Inc
                        Pro Forma Statement of Operations

                  For the Nine Months Ended September 30, 2003

                                                                                 Pro Forma
                                                        Arc         RoomLinx    Adjustments    Pro Forma
                                                    ------------  ------------  ------------  ------------
 REVENUES
     System sales and installation                $                 1,085,000                   1,085,000
     Service, maintenance and usage                                   348,000                     348,000
     Multimedia                                         638,000                    (638,000)a
                                                    ------------  ------------  ------------  ------------
 Total Revenue                                          638,000     1,433,000      (638,000)    1,433,000
                                                    ------------  ------------  ------------  ------------

 COSTS AND EXPENSES
     System sales, installation and service                           928,000                     928,000
     Operating Costs                                    125,000                    (125,000)a           0
     Selling, General and Administrative                472,000       382,000      (372,000)a     482,000
     Development                                                      430,000                     430,000
     Depreciation and Amortization                       51,000        82,000       (51,000)a      82,000
                                                    ------------  ------------  ------------  ------------

        Total Costs and Expenses                        648,000     1,822,000      (548,000)    1,922,000
                                                    ------------  ------------  ------------  ------------

 OTHER EXPENSES

     Foreign exchange                                                  60,000                      60,000
     Interest Expense                                    12,000                     (12,000)a           0
     Non-cash financing costs                                          48,000                      48,000
                                                    ------------  ------------  ------------  ------------

        Total Other Expense                              12,000       108,000       (12,000)      108,000
                                                    ------------  ------------  ------------  ------------
 LOSS FROM CONTINUING OPERATIONS                        (22,000)     (497,000)      (78,000)     (597,000)
                                                                  ============  ============

     Preferred stock dividend imputed                   (13,000)                                  (13,000)
                                                    ------------                              ------------

 Loss from comtinuing operations
     attributable to common stockhaolders               (35,000)                                 (610,000)
                                                    ============                              ============

 Weighted Average Number of Shares Outstanding       14,984,000                  44,952,000 b  59,936,000

BASIC AND DILUTED
LOSS PER COMMON SHARE                                     (0.00)                                    (0.01)
                                                    ============                              ============

NOTES TO PRO FORMA FINANCIAL STATEMENTS

September 30, 2003

1.   Prior  to  the  consummation  of  the  merger,  the  RoomLinx   convertible
     debentures and due from related parties will be converted to RoomLinx common stock

2. All outstanding shares of RoomLinx common stock will be converted into 44,953,377 shares of the Company's common stock (subject to an adjustment for Arc common stock issued after September 30, 2003).

3. Elimination of the Company's accumulated deficit since the transaction will be accounted for as a reverse acquisition whereby RoomLinx will be the accounting acquirer.

     a. In connection with the merger, the Company will liquidate its current operations accordingly; all income and non-corporate expenses have been eliminated.

     b. The weighted average shares outstanding have been adjusted to reflect the shares to be issued as a result of the merger transaction, shares issued in the private placement and as a result of the exercise of stock options.

                            Arc Communications, Inc.
                             Pro Forma Balance Sheet

                                December 31, 2002


                                                                                                        Pro Forma
                                                                        Arc            RoomLinx         Adjustments     Pro Forma
                                                                    ------------     --------------   -------------   --------------
                                       ASSETS

CURRENT ASSETS
     Accounts Receivable- net                                           126,000            199,000                          325,000
     Prepaid Expenses                                                     1,000             15,000                           16,000
     Assets of discontinued operations                                   16,000                            (16,000) 1             0
                                                                    ------------     --------------   -------------   --------------
        Total Current Assets                                            143,000            214,000         (16,000)         341,000
                                                                    ------------     --------------   -------------   --------------

PROPERTY AND EQUIPMENT-NET                                              142,000            358,000                          500,000

OTHER ASSETS

     Security Deposits                                                   15,000                                              15,000
                                                                    ------------     --------------   -------------   --------------

        Total Other Assets                                              157,000            358,000               0          515,000
                                                                    ------------     --------------   -------------   --------------

TOTAL ASSETS                                                      $     300,000    $       572,000         (16,000)         856,000
                                                                    ============     ==============   =============   ==============


   LIABILITIES AND STOCKHOLDERS EQUITY (CAPITAL DEFICIENCY)

CURRENT LIABILITIES
     Line of Credit                                               $     295,000                                             295,000
     Due to offiers/stockholders                                         74,000                                              74,000
     Accounts Payable and Accrued Expenses                              294,000            279,000                          573,000
     Deferred revenue                                                                       70,000                           70,000
     Due to related parties                                                                123,000        (123,000) 2             -
     Current portion of obligations under capital lease                                    179,000                          179,000
     Liabilites of discontinued operations                               83,000                            (83,000) 1             -
                                                                    ------------     --------------   -------------   --------------
        Total Current Liabilities                                       746,000            651,000        (206,000)       1,191,000
        Long term portion of obligations under capital lease                                 8,000                            8,000
        Convertible debentures, net of current portion                                     200,000        (200,000) 2             0
                                                                    ------------     --------------   -------------   --------------
Total Liabilities                                                       746,000            859,000        (406,000)       1,199,000
                                                                                                      -------------   --------------

     Preferred Stock, Stated Value $.20; 5,000,000 Shares Authorized;
        Issued and Outstanding 720,000 Shares

                                                                        144,000                                             144,000
     Common Stock, $.001 Par Value, Authorized 45,000,000 shares
        (250,000,000 pro forma, issued and outstanding

        14, 984,459 shares; pro forma 59,937,836 shares                  15,000             15,000          30,000  3        60,000
     Additional Paid in Capital                                       1,428,000          4,468,000         323,000  2     4,223,000
-
                                                                                                           (30,000) 3
                                                                                                            67,000  1

                                                                                                        (2,033,000) 4

     Accumulated Deficit                                             (2,033,000)        (4,770,000)      2,033,000  4    (4,770,000)
                                                                    ------------                      -------------   --------------
EQUITY (CAPITAL DEFICIENCY)                                            (446,000)          (287,000)        390,000         (343,000)
                                                                    ------------     --------------   -------------   --------------

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY                         $     300,000            572,000         (16,000)         856,000
                                                                    ============     ==============   =============   ==============

                             Arc Communications, Inc
                        Pro Forma Statement of Operations

                      For the Year Ended December 31, 2002


                                                                       Pro Forma
                                             Arc          RoomLinx    Adjustments    Pro Forma
                                          -----------   -----------   -----------   -----------
 REVENUES
     System sales and installation      $                  305,000                     305,000
     Service, maintenance and usage                        313,000                     313,000
     Multimedia                            1,057,000                  (1,057,000)a
                                          -----------   -----------   -----------   -----------
 Total Revenue                             1,057,000       618,000    (1,057,000)      618,000
                                          -----------   -----------   -----------   -----------

 COSTS AND EXPENSES
     System sales, installation and service                356,000                     356,000
     Operating Costs                         102,000                    (102,000)a           0
     Selling, General and Administrative   1,319,000       324,000    (1,099,000)a     544,000
     Development                                           493,000                     493,000
     Depreciation and Amortization           105,000       150,000      (105,000)a     150,000
                                          -----------   -----------   -----------   -----------

        Total Costs and Expenses           1,526,000     1,323,000    (1,306,000)    1,543,000
                                          -----------   -----------   -----------   -----------

 OTHER INCOME (EXPENSES)
     Forgiveness of Debt                                    37,000                      37,000
     Loss on disposal of capital assets                    (26,000)                    (26,000)
     Foreign exchange                                       22,000                      22,000
     Interest income                           2,000
     Interest Expense                        (27,000)                    (27,000)a           0
     Non-cash financing costs                 37,000       (65,000)                    (65,000)
                                          -----------   -----------   -----------   -----------

        Total Other Expense                   12,000       (32,000)      (27,000)      (32,000)

 LOSS FROM CONTINUING OPERATIONS            (457,000)     (737,000)      222,000      (957,000)
     Benefit for income taxes                 15,000                     (15,000)a
                                          -----------   -----------   -----------   -----------
 LOSS FROM CONTINUING OPERATIONS            (442,000)     (737,000)      207,000      (957,000)
                                                        ===========   ===========

     Preferred stock dividend imputed        (13,000)                                  (13,000)
                                          -----------                               -----------

 Loss from comtinuing operations
     attributable to common stockhaolders   (455,000)                                 (970,000)
                                          ===========                               ===========

 Weighted Average Number of Shares
     Outstanding                          14,775,000                  44,953,000 b  59,728,000


BASIC AND DILUTED
LOSS PER COMMON SHARE                          (0.03)                                    (0.02)
                                          ===========                               ===========

NOTES TO PRO FORMA FINANCIAL STATEMENTS
December 31, 2002

1. Elimination of the assets and liabilities attributable to the discontinued operations.

2.   Prior  to  the  consummation  of  the  merger,  the  RoomLinx   convertible
     debentures and due from related parties will be converted to RoomLinx common stock

3. All outstanding shares of RoomLinx common stock will be converted into 44,953,377 shares of the Company's common stock (subject to an adjustment for Arc common stock issued after December 31, 2002).

4. Elimination of the Company's accumulated deficit since the transaction will be accounted for as a reverse acquisition whereby RoomLinx will be the accounting acquirer.

     a. In connection with the merger, the Company will liquidate its current operations accordingly; all income and non-corporate expenses have been eliminated.

     b. The weighted average shares outstanding have been adjusted to reflect the shares to be issued as a result of the merger transaction, shares issued in the private placement and as a result of the exercise of stock options.